SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

EQUUS II INCORPORATED

(Name of Registrant as Specified in Its Charter)

Hank Nicodemus, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FOR IMMEDIATE RELEASE	CONTACT:	Sam P. Douglass
(713) 529-0900

EQUUS II INCORPORATED POSTPONES

ANNUAL MEETING TO JUNE 30

HOUSTON, Texas – June 8, 2005 – Equus II Incorporated (NYSE: EQS) today announced that it has decided to postpone the Fund’s 2005 Annual Meeting of Stockholders currently scheduled for June 14, 2005, to provide stockholders with additional time to receive and consider the Fund’s proxy solicitation materials and to vote their shares on all matters discussed in the Proxy Statement dated May 27, 2005, prior to the Annual Meeting. The 2005 Annual Meeting of Stockholders will now be held at 9:00 a.m., CDT on June 30, 2005, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019. The record date for the meeting will remain May 2, 2005.

A letter is being sent to stockholders providing details about the new time and location for the meeting and enclosing a duplicate proxy card. Stockholders having questions or needing assistance in voting their shares should contact MacKenzie Partners, Inc. at 1-800-322-2885.

Equus II Incorporated is a business development company, which seeks to generate current distributions of net investment income and long-term capital gains by making equity-oriented investments in small to medium-sized privately owned companies. The current portfolio consists of investments in 14 businesses in various industries and two venture capital funds. More information on the Fund and other Equus entities may be obtained from Equus’ website at www.equuscap.com.

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Fund’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements including, in particular, the risks and uncertainties described in the Fund’s filings with the Securities and Exchange Commission. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Fund undertakes no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Fund or any other person that the events or circumstances described in such statement are material.

June 8, 2005

To Our Fellow Shareholders:

This letter is to inform you that our Annual Meeting of Shareholders, previously scheduled for June 14, 2005, has been postponed until June 30, 2005. The location of the Annual Meeting will remain Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, in Meeting Room No. 1, Ground Level, and the time of the Meeting will be 9:00 a.m., Houston time.

The reason for the postponement is to provide our stockholders with additional time to receive and consider the Fund’s proxy solicitation materials and to vote on all matters discussed in the Proxy Statement dated May 27, 2005. A duplicate proxy card is enclosed for that purpose.

The Board of Directors has recommended a vote FOR all items on the agenda.

If you have not yet voted, or if you wish to change your vote, you now have an additional opportunity to do so. Only your latest dated vote will count, and we urge you to vote today.

We regret the inconvenience to those of you planning to attend the Annual Meeting in person.

If you have questions or need assistance voting your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies, at 1-800-322-2885.

Sincerely,

/s/ Sam P. Douglass
Sam P. Douglass,
Chairman and Chief Executive Officer

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

This Proxy is Solicited by the Board of Directors of Equus II Incorporated (the “Fund”)

for the Annual Meeting of Stockholders on June 30, 2005

The undersigned hereby constitutes and appoints Sam P. Douglass or Nolan Lehmann, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of EQUUS II INCORPORATED, to be held on June 30, 2005, at 9:00 a.m. local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, or any adjournment thereof (the “Annual Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Fund (“Shares”), standing in the name of the undersigned on the books of the Fund on May 2, 2005, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

EQUUS II INCORPORATED

June 30, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê	Please detach along perforated line and mail in the envelope provided.	ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. Election of the ten nominees listed below to the Board of Directors:			2. Approval of a new Management Agreement between the Fund and Moore, Clayton Capital Advisors, Inc.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	☐ Richard F. Bergner ☐ Charles M. Boyd	3. Ratification of the appointment of Pricewaterhouse-Coopers LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2005	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Sam P. Douglass ☐ Alan D. Feinsilver ☐ Gregory J. Flanagan	This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR election of directors and FOR proposals 2 and 3.
☐	FOR ALL EXCEPT (See instructions below)	☐ Henry W. Hankinson ☐ Robert L. Knauss ☐ Anthony R. Moore ☐ Dr. Francis D. Tuggle ☐ James M. Walsh	The Board of Directors knows of no other matter to come before the meeting. If any other matter is properly brought before the meeting with respect to which the Fund was not provided notice on or before February 15, 2005, the proxies will have discretion to vote the proxy on such matter in accordance with their best judgment.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.